UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

7GC & Co. Holdings Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2023

7GC & CO. HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39826	85-3118980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Market Street, Suite 1300

San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628)-400-9284

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	VIIAU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	VII	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	VIIAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2023, 7GC & Co. Holdings Inc. (the “Company” or “we”) and the Company’s sponsor, 7GC & Co. Holdings LLC (the “Sponsor”), entered into a non-redemption agreement (the “Non-Redemption Agreement”) with an unaffiliated third party (the “Holder”) in exchange for the Holder agreeing either not to request redemption, or to reverse any previously submitted redemption demand with respect to an aggregate of 247,000 shares of Class A common stock, par value $0.0001 per share (the “Class A common stock”), of the Company sold in its initial public offering (“IPO”), in connection with the special meeting called by the Company (the “Meeting”) to, among other things, approve an amendment to the Company’s amended and restated certificate of incorporation (the “Extension Amendment”) to extend the date by which the Company must (i) consummate an initial business combination, (ii) cease all operations except for the purpose of winding up, and (iii) redeem or repurchase 100% of its Class A common stock included as part of the units sold in the IPO, from June 28, 2023 to December 28, 2023 (the “Extension”). In consideration of the foregoing agreement, immediately prior to, and substantially concurrently with, the closing of an initial business combination, (i) the Sponsor (or its designees) will surrender and forfeit to the Company for no consideration an aggregate of 30,875 shares of the Company’s Class B common stock, par value $0.0001 per share, held by the Sponsor (the “Forfeited Shares”) and (ii) the Company shall issue to the Holder a number of shares of Class A common stock equal to the number of Forfeited Shares.

The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment is approved by Company’s stockholders but is expected to increase the amount of funds that remain in the trust account of the Company (the “Trust Account”) following the Meeting. The Company intends to enter into additional Non-Redemption Agreements with other third parties prior to the Meeting.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement filed herein as Exhibit 10.1 and incorporated herein by reference.

Stockholders may withdraw redemptions at any time until June 22, 2023 with respect to the Extension. Stockholders may request to withdraw their redemption by contacting the Company’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Stephen Baran (e-mail:sbaran@continentalstock.com).

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Extension. Information regarding the Company’s directors and executive officers is available in its Annual Report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the definitive proxy statement filed by the Company on May 30, 2023 (the “Proxy Statement”).

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed the Proxy Statement with the Securities and Exchange Commission (the “SEC”) in connection with the Meeting and, beginning on May 31, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the May 16, 2023 record date for the Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Meeting because these documents will contain important information about the Company, the Extension and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Morrow Sodali, LLC at (800) 662-5200 (toll free) or by email at vii.info@investor.morrowsodali.com.

Forward-Looking Statements

This Current Report on Form 8-K (“Current Report”) and oral statements made from time to time by representatives of the Company may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. When used in this Current Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Non-Redemption Agreement.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

7GC & Co. Holdings Inc.

Date: June 16, 2023	By:	/s/ Jack Leeney
		Name:	Jack Leeney
		Title:	Chief Executive Officer

Exhibit 10.1

FORM OF NON-REDEMPTION AGREEMENT

This Non-Redemption Agreement (“Agreement”) dated June ___, 2023, by and among the entities listed on Exhibit A (collectively, the “Holder”), 7GC & Co. Holdings LLC, a Delaware limited liability company (the “Insider”), and 7GC & Co. Holdings Inc., a Delaware corporation (the “Company”).

RECITALS:

A. The Company will hold a special meeting of its stockholders (the “Meeting”) to consider and act upon, among other things, a proposal (the “Extension Proposal”) to extend the time the Company has to consummate an initial business combination (“Business Combination”) from June 28, 2023 to December 28, 2023 (the “Extension”).

B. The Holder is willing not to request redemption in connection with the Extension, or to reverse any previously submitted redemption demand, of certain shares of Class A common stock, par value $0.0001 per share, of the Company (the “Class A Common Stock”) issued in the Company’s initial public offering held by such Holder upon the terms set forth herein.

IT IS AGREED:

1. Non-Redemption. The Holder hereby agrees either not to request redemption in connection with the Extension or to reverse any previously submitted redemption demand in connection with the Extension with respect to the aggregate number of shares of Class A Common Stock set forth on Exhibit A hereto (“Non-Redeemed Shares”) it holds; provided that in no event will Holder be required to hold a number of shares of Class A Common Stock representing in excess of 9.9% of the total number of shares of Class A Common Stock of the Company outstanding following the effectuation of the Extension Proposal. The Non-Redeemed Shares held by the Holder shall not be subject to any transfer restrictions other than with respect to this Section 1, and the Holder shall have no obligation to hold any shares of Class A Common Stock following the date of the Meeting. Nothing in this Agreement is intended to restrict or prohibit the Holder’s ability to redeem any shares of Class A Common Stock other than the Non-Redeemed Shares. The Company shall provide the Holder with the final number of shares of Class A Common Stock prior to the completion of the Extension, no later than 9:00 AM Eastern Time on the date of the Meeting (or such earlier time as necessary to allow Holder the reasonable opportunity to redeem additional shares or reverse any previously submitted redemption demand in connection with the Extension).

2. Forfeiture of Class B Common Stock and Issuance of Class A Common Stock.

(a) In consideration of the agreement set forth in Section 1 hereof, immediately prior to, and substantially concurrently with, the closing of a Business Combination (“Closing”):

(i) the Insider (or its designees) will surrender and forfeit (the “Insider Forfeiture”) to the Company for no consideration the aggregate number of shares of Class B common stock, par value $0.0001 per share, of the Company set forth on Exhibit A held by the Insider (or its designees) (the “Class B Common Stock” and such Class B Common Stock to be surrendered and forfeited (including any Class A Common Stock issued upon conversion of Class B Common Stock), the “Forfeited Shares”); and

(ii) the Company shall issue (the “Share Issuance”) to the Holder a number of shares of Class A Common Stock equal to the Forfeited Shares. The Class A Common Stock shall be issued directly to the Holder in book-entry form on the books and records of the Company’s transfer agent electronically via the Direct Registration System of the Depository Trust Company or in such other manner as the Insider, the Company and the Holder shall agree upon Closing.

(b) In connection with the Share Issuance pursuant to Section 2(a), the Holder shall be entitled to the registration rights set forth in that certain Registration Rights Agreement, dated as of December 22, 2020 (the “Registration Rights Agreement”), among the Insider, the Company and the other parties thereto in respect of all shares held by Holder, and the Company, the Insider and the Holder shall execute a joinder thereto whereby the Holder shall become a “Holder” (as defined therein) and the shares of Class A Common Stock acquired in the Share Issuance shall be “Registrable Securities” (as defined therein).

(c) The Holder shall not be required to forfeit, transfer or refrain from transferring any share of Class A Common Stock received by it pursuant to Section 2. The Insider acknowledges and agrees that the Insider shall not subject the Forfeited Shares to any earn-outs, forfeitures, transfers, surrenders, claw-backs, disposals, exchanges, restrictions, amendments or similar arrangements in connection with the Business Combination, and the Insider and the Company acknowledge and agree that any shares of Class A Common Stock received by the Holder in the Share Issuance shall not be changed as a result of or subject to any earn-outs, forfeitures, transfers, restrictions, amendments or other arrangements agreed to by the Insider with respect to its other shares of Class B Common Stock.

(d) If at any time the number of outstanding shares of Class A Common Stock of the Company is increased or decreased by a consolidation, combination, split or reclassification of the Class A Common Stock or other similar event (other than the conversion of shares of Class B Common Stock to shares of Class A Common Stock in accordance with the amended and restated certificate of incorporation of the Company), then, as of the effective date of such consolidation, combination, split, reclassification or similar event, all share numbers referenced in this Agreement shall be adjusted in proportion to such increase or decrease in outstanding shares of Class A Common Stock of the Company.

3. Representations of the Holder. The Holder hereby represents and warrants to the Insider and the Company that:

(a) The Holder, in making the decision to receive the shares of Class A Common Stock from the Company pursuant to this Agreement, has not relied upon any oral or written representations or assurances from the Insider or any of the Insider’s or the Company’s officers, directors, partners or employees or any other representatives or agents. The Holder further understands that no federal or state agency has passed upon or made any recommendation or endorsement of the acquisition of the shares of Class A Common Stock.

(b) This Agreement has been validly authorized, executed and delivered by the Holder and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable against the Holder in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Holder does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Holder is a party which would prevent the Holder from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Holder is subject.

(c) The Holder acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with the Holder’s own legal counsel and investment and tax advisors.

(d) The Holder is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges that the issuance of shares of Class A Common Stock contemplated hereby will be made in reliance on, among other things, a private placement exemption to “accredited investors” under the Securities Act and similar exemptions under state law.

(e) The Holder is acquiring the shares of Class A Common Stock solely for investment purposes, for such Holder’s own account (and/or for the account or benefit of its members or affiliates, as permitted), and not with a view to the distribution thereof in violation of the Securities Act and the Holder has no present arrangement to sell the shares of Class A Common Stock to be received hereunder to or through any person or entity except as may be permitted hereunder.

(f) The Holder is sophisticated in financial matters and able to evaluate the risks and benefits of the investment in the shares of Class A Common Stock. The Holder is aware that an investment in the shares of Class A Common Stock is highly speculative and subject to substantial risks. The Holder is cognizant of and understands the risks related to the acquisition of the shares of Class A Common Stock, including those restrictions described or provided for in this Agreement pertaining to transferability. The Holder is able to bear the economic risk of its investment in the Company for an indefinite period of time and able to sustain a complete loss of such investment.

(g) No broker, finder or intermediary has been paid or is entitled to a fee or commission from or by the Holder in connection with the acquisition of the shares of Class A Common Stock nor is the Holder entitled to or will accept any such fee or commission.

(h) The Holder understands that the shares of Class A Common Stock will be issued to the Holder in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in this Agreement in order to determine the applicability of such provisions.

(i) The Holder acknowledges and understands the shares of Class A Common Stock are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act and have not been registered under the Securities Act and, if in the future the Holder decides to offer, resell, pledge or otherwise transfer the shares of Class A Common Stock, such shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. The Holder agrees that, if any transfer of the shares of Class A Common Stock or any interest therein is proposed to be made (other than pursuant to a registration statement or under Rule 144), as a condition precedent to any such transfer, the Holder may be required to deliver to the Company an opinion of counsel satisfactory to the Company that registration is not required with respect to the shares of Class A Common Stock to be transferred. Absent registration or another available exemption from registration, the Holder agrees it will not transfer the shares of Class A Common Stock.

4. Insider Representations. The Insider hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Insider does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Insider is a party which would prevent the Insider from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Insider is subject.

(b) The Insider (or its designees) is the beneficial owner of the Forfeited Shares, will continue to be the beneficial owner of the Forfeited Shares immediately prior to the Closing and will surrender and forfeit the Forfeited Shares to the Company immediately prior to the Closing free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

(c) Neither the Insider nor the Company has disclosed to the Holder material non-public information with respect to the Company, Banzai International Inc., or the business combination transaction.

(d) No Pending Actions. There is no action pending against the Insider or, to the Insider’s knowledge, threatened against the Insider, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by the Insider of its obligations under this Agreement.

(e) No General Solicitation. The Insider has not offered the Forfeited Shares by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

5. Company Representations. The Company hereby represents and warrants to the Holder that:

(a) This Agreement has been validly authorized, executed and delivered by it and, assuming the due authorization, execution and delivery thereof by the other parties hereto, is a valid and binding agreement enforceable in accordance with its terms, subject to the general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors’ rights generally. The execution, delivery and performance of this Agreement by the Company does not and will not conflict with, violate or cause a breach of, constitute a default under, or result in a violation of (i) any agreement, contract or instrument to which the Company is a party which would prevent the Company from performing its obligations hereunder or (ii) any law, statute, rule or regulation to which the Company is subject.

(b) The shares of Class A Common Stock to be issued by the Company pursuant to this Agreement, when issued to the Holder, shall be (i) duly authorized, validly issued, fully paid and non-assessable shares and (ii) free and clear of any liens, claims, security interests, options charges or any other encumbrance whatsoever, except for restrictions imposed by federal and state securities laws.

(c) The Company has not disclosed to the Holder material non-public information with respect to the Company, Banzai International Inc., or the business combination transaction.

(d) No Pending Actions. There is no action pending against the Company or, to the Company’s knowledge, threatened against the Company, before any court, arbitrator, or governmental authority, which in any manner challenges or seeks to prevent, or enjoin or materially delay the performance by the Company of its obligations under this Agreement.

(e) No General Solicitation. The Company has not offered the shares to be issued in the Share Issuance by means of any general solicitation or general advertising within the meaning of Regulation D of the Securities Act, including but not limited to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

6. Disclosure; Exchange Act Filings. As soon as practicable but in no event later than one business day after execution of this Agreement, the Company will file a Current Report on Form 8-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), reporting the material terms of this Agreement and any other material non-public information that Insider or the Company has provided to the Holder at any time prior to the filing of the Form 8-K. Upon the issuance of the Form 8-K (or upon execution hereof if such information has been previously disclosed), Holder shall not be in possession of any material non-public information received from the Company or the Insider. The parties to this Agreement shall cooperate with one another to assure that such disclosure is accurate. The Insider and the Company agree that the name of the Holder shall not be included in any public disclosures related to this Agreement unless required by applicable law, regulation or stock exchange rule.

7. Trust Account. Until the earlier of (a) the consummation of the Business Combination; (b) the liquidation of the trust account established for the benefit of the Company’s public stockholders in connection with the Company’s initial public offering (the “Trust Account”); and (c) 36 months from consummation of the Company’s initial public offering or such later time as the stockholders of the Company may approve, the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government treasury obligations, or maintain such funds in cash in an interest-bearing demand deposit account at a bank. In order to mitigate the current uncertainty surrounding the implementation of the Inflation Reduction Act of 2022, the Company further confirms that it will not utilize any funds from its Trust Account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the shares of Class A Common Stock, including in connection with the Extension and a liquidation of the Company if it does not effect a Business Combination prior to its termination date.

8. Trust Account Waiver. The Holder hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account solely with respect to the shares of Class A Common Stock to be issued by the Company pursuant to section 2(a)(ii) of this Agreement. For the avoidance of doubt, nothing in this Agreement shall preclude the Holder from redeeming the Non-Redeemed Shares after the date of the Meeting.

9. Entire Agreement: Amendment. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and may be amended or modified only by written instrument signed by all parties. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

10. Governing Law. This Agreement shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation, inducement to enter and/or performance of this Agreement (whether related to breach of contract, tortious conduct or otherwise and whether now existing or hereafter arising) shall be governed by, and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other jurisdiction. Any dispute relating hereto shall be heard in the state or federal courts of the State of New York located in New York County, New York, and the parties agree to jurisdiction and venue therein. THE COMPANY, THE INSIDER AND THE HOLDER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LAWSUIT, CLAIM, OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

11. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed signature page by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

12. Termination. This Agreement shall become null and void and of no force and effect upon the earliest to occur of: (a) the date of the Meeting, if any of the Non-Redeemed Shares held by the Holder is actually redeemed in connection with the Meeting, other than as provided for in Section 1; (b) the mutual written consent of the parties hereto; (c) the effectuation of the Extension and the delivery of the shares of Class A Common Stock to the Holder (provided that Holder’s rights to have the shares issued in the Share Issuance included in the Registration Rights Agreement shall survive such termination); and (d) the failure of the Company’s stockholders to approve the Extension at the Meeting. Notwithstanding any provision in this Agreement to the contrary, the Insider’s obligation to surrender and forfeit the Forfeited Shares to the Company and the Company’s obligation to issue the equivalent amount shares of Class A Common Stock to the Holder shall only take place immediately prior to, and substantially concurrently with, a Closing.

13. Remedies. Each of the parties hereto acknowledges and agrees that, in the event of any breach of any covenant or agreement contained in this Agreement by another party, money damages may be inadequate with respect to any such breach and the non-breaching party may have no adequate remedy at law. It is accordingly agreed that each of the parties hereto shall be entitled, in addition to any other remedy to which they may be entitled at law or in equity, to seek injunctive relief and/or to compel specific performance to prevent breaches by the other party hereto of any covenant or agreement of such other party contained in this Agreement.

14. Acknowledgement; Waiver. Holder (i) acknowledges that the Insider or the Company may possess or have access to material non-public information which has not been communicated to the Holder; (ii) so long as the Company and the Insider are in compliance with Sections 4(c), 5(c), and 6, as applicable to the Company or the Insider, hereby waives any and all claims, whether at law, in equity or otherwise, that he, she, or it may now have or may hereafter acquire, whether presently known or unknown, against the Insider, the Company or any of their respective officers, directors, employees, agents, affiliates, subsidiaries, successors or assigns relating to any failure to disclose any non-public information in connection with the transaction contemplated by this Agreement, including without limitation, any claims arising under Rule 10b-5 promulgated under the Exchange Act; and (iii) is aware that the Insider and the Company are relying on the truth of the representations set forth in Section 3 of this Agreement and the foregoing acknowledgement and waiver in clauses (i) and (ii) set forth in this section above, respectively, in connection with the transactions contemplated by this Agreement.

15. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and permitted assigns. This Agreement shall not be assigned by any party without the prior written consent of the other parties hereto; provided, that no such consent shall be required for any such assignment by Investor to one or more affiliates thereof.

16. Most Favored Nation. In the event the Insider or the Company enters one or more other non-redemption agreements in connection with the Extension (“Other Agreements”) before or after the execution of this Agreement, the Insider and the Company represent that the terms of such Other Agreements will not be materially more favorable to such other investors thereunder than the terms of this Agreement are in respect of the Holder. To avoid doubt, the Company and the Insider acknowledge and agree that a ratio of Non-Redeemed Shares to shares of Class A Common Stock issuable in the Share Issuance in any such Other Agreement in connection with the Extension that is more favorable to such other investors thereunder than such ratio in this Agreement is to the Holder would be materially more favorable to such other investors. In the event that another third party is afforded any such more favorable terms than the Holder, the Insider and the Company shall promptly inform the Holder of such more favorable terms in writing, and the Holder shall have the right to elect to have such more favorable terms included herein, in which case the parties hereto shall promptly amend this Agreement to effect the same.

[Signature Page Follows]

7GC & CO. HOLDINGS LLC

By:
Name:	Jack Leeney
Title:	Managing Member

7GC & CO. HOLDINGS INC.

By:
Name:	Jack Leeney
Title:	Chief Executive Officer

[HOLDER]

By:
Name:
Title:

Signature Page to Non-Redemption Agreement

EXHIBIT A

Account	EIN	Address	Class A Common Stock to be issued in the Share Issuance		Number of shares of Non- Redeemed Class A Common Stock
			[	•]	[	•]
Total			[	•]	[	•]

Number of Forfeited Shares
Class B Common Stock	[	•]